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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 7, 1998


                             CAPSTAR HOTEL COMPANY

            (Exact name of registrant as specified in its charter)



   Delaware                     1-12017                        52-1979383
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(State or other         (Commission File Number)           (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)


1010 Wisconsin Avenue, N.W.,
        Suite 650
    Washington, D.C.                                             20007
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(Address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code:  (202) 965-4455


                                Not applicable
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         (Former name or former address, if changed since last report)
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Item 5. OTHER EVENTS


Attached hereto as Exhibits 99.1 and 99.2, respectively, are the financial statements for MeriStar Hotels & Resorts, Inc. ("OpCo") as of March 31, 1998 (unaudited), December 31, 1997 and 1996 and for the three months ended March 31, 1998 and 1997 (unaudited) and for each of the years in the three-year period ended December 31, 1997, and the financial statements for American General Hospitality, Inc. as of December 31, 1997 and 1996, and for the three months ended March 31, 1998 and 1997 (unaudited) and for each of the years in the three-year period ended December 31, 1997

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits


Exhibit
Number        Description of Exhibit
-------       ----------------------
99.1          Balance sheets as of March 31, 1998, (unaudited), December 31,
              1997 and 1996, Statements of Operations, Owners' Equity and Cash
              Flows for the three months ended March 31, 1998 and 1997
              (unaudited) and for each of the years in the three-year period ended December 31, 1997 for OpCo with accompanying notes and Independent Auditors' Report.

99.2 Balance Sheets as of March 31, 1998 (unaudited), December 31, 1997 and 1996, Statements of Operations, Stockholders' Equity and Cash Flows for the three months ended March 31, 1998 and 1997 (unaudited) and for each of the years in the three-year period ended December 31, 1997 for American General Hospitality, Inc. with accompanying notes and Report of Independent Accountants.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  May 22, 1998


                        CAPSTAR HOTEL COMPANY


                        By: /s/ JOHN EMERY
                           ------------------------
                            John Emery
                            Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number        Description of Exhibit
-------       ----------------------
99.1          Balance sheets as of March 31, 1998 (unaudited) December 31, 1997 and 1996, Statements of Operations, Owners' Equity and Cash Flows for the three months ended March 31,1998 and 1997 (unaudited) and for each of the years in the three-year period ended December 31, 1997 for OpCo with accompanying notes and Independent Auditors'
              Report.

99.2 Balance Sheets as of March 31, 1998 (unaudited), December 31, 1997 and 1996, Statements of Operations, Stockholders' Equity and Cash Flows for the three months ended March 31, 1998 and 1997 (unaudited) and for each of the years in the three-year period ended December 31, 1997 for American General Hospitality, Inc. with accompanying notes and Report of Independent Accountants.